UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act File Number: 811-02958

T. Rowe Price International Funds, Inc.

(Exact name of registrant as specified in charter)

100 East Pratt Street, Baltimore, MD 21202

(Address of principal executive offices)

David Oestreicher
100 East Pratt Street, Baltimore, MD 21202

(Name and address of agent for service)

Registrant’s telephone number, including area code: (410) 345-2000

Date of fiscal year end: December 31

Date of reporting period: June 30, 2022

Item 1. Reports to Shareholders

(a) Report pursuant to Rule 30e-1.

Global High Income Bond Fund	June 30, 2022
RPIHX	Investor Class
PAIHX	Advisor Class
RPOIX	I Class

T. ROWE PRICE GLOBAL HIGH INCOME BOND FUND

HIGHLIGHTS

■	The Global High Income Bond Fund posted a loss during our reporting period and, on a net basis, performed in line with its benchmark, the ICE BofA Global High Yield Index Hedged to USD, while lagging the Lipper peer group average.

■	The first half of 2022 was a challenging performance environment for fixed income segments, particularly the global high yield bond market.

■	We sought to take advantage of dollar discounts among high yield bonds, funding those purchases with a tactical reduction in the portfolio’s bank loan allocation.

■	The coronavirus created a survivorship bias in the high yield asset class as companies that weathered the pandemic generally emerged with healthy balance sheets and leverage below historical averages.

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Market Commentary

Dear Shareholder

Major stock and bond indexes produced sharply negative results during the first half of 2022 as investors contended with persistently high inflation, tightening financial conditions, and slowing growth.

After reaching an all-time high on January 3, the S&P 500 Index finished the period down about 20%, the worst first half of a calendar year for the index since 1970. Double-digit losses were common in equity markets around the globe, and bond investors also faced a historically tough environment amid a sharp rise in interest rates.

Value shares outperformed growth stocks as equity investors turned risk averse and rising rates put downward pressure on growth stock valuations. Emerging markets stocks held up somewhat better than shares in developed markets due to the strong performance of some oil-exporting countries. Meanwhile, the U.S. dollar strengthened during the period, which weighed on returns for U.S. investors in international securities.

Within the S&P 500, energy was the only bright spot, gaining more than 30% as oil prices jumped in response to Russia’s invasion of Ukraine and the ensuing commodity supply crunch. Typically defensive shares, such as utilities, consumer staples, and health care, finished in negative territory but held up relatively well. The consumer discretionary, communication services, and information technology sectors were the weakest performers. Shares of some major retailers fell sharply following earnings misses driven in part by overstocked inventories.

Inflation remained the leading concern for investors throughout the period. Despite hopes in 2021 that the problem was transitory, and later expectations that inflation would peak in the spring, headline consumer prices continued to grind higher throughout the first half of 2022. The war in Ukraine exacerbated already existing supply chain problems, and other factors, such as the impact of the fiscal and monetary stimulus enacted during the pandemic and strong consumer demand, also pushed prices higher. The May consumer price index report (the last to be issued during our reporting period) showed prices increasing 8.6% over the 12-month period, the largest jump since late 1981.

In response, the Federal Reserve, which at the end of 2021 had forecast that only three 25-basis-point (0.25 percentage point) rate hikes would be necessary in all of 2022, rapidly shifted in a hawkish direction and executed three rate increases in the first six months of the year. The policy moves included hikes of 25, 50, and 75 basis points—the largest single increase since 1994—increasing the central bank’s short-term lending benchmark from near zero to a target range of 1.50% to 1.75% by the end of June. In addition, the Fed ended the purchases of Treasuries and agency mortgage-backed securities that it had begun to support the economy early in the pandemic and started reducing its balance sheet in June.

Longer-term bond yields also increased considerably as the Fed tightened monetary policy, with the yield on the benchmark 10-year U.S. Treasury note reaching 3.49% on June 14, its highest level in more than a decade. (Bond prices and yields move in opposite directions.) Higher mortgage rates led to signs of cooling in the housing market.

The economy continued to add jobs during the period, and other indicators pointed to a slowing but still expanding economy. However, the University of Michigan consumer sentiment index dropped in June to its lowest level since records began in 1978 as higher inflation expectations undermined confidence.

Looking ahead, investors are likely to remain focused on whether the Fed can tame inflation without sending the economy into recession, a backdrop that could produce continued volatility. We believe this environment makes skilled active management a critical tool for identifying risks and opportunities, and our investment teams will continue to use fundamental research to identify companies that can add value to your portfolio over the long term.

Thank you for your continued confidence in T. Rowe Price.

Sincerely,

Robert Sharps
CEO and President

Management’s Discussion of Fund Performance

INVESTMENT OBJECTIVE

The fund seeks high income and, secondarily, capital appreciation.

FUND COMMENTARY

How did the fund perform in the past six months?

The Global High Income Bond Fund returned -14.99%, net of fees, in the six months ended June 30, 2022, performing in line with its benchmark, the ICE BofA Global High Yield Index Hedged to USD, while lagging the Lipper peer group average. (Returns for Advisor and I Class shares varied slightly, reflecting their different fee structures. Past performance cannot guarantee future results.)

What factors influenced the fund’s performance?

The first half of 2022 was a challenging performance environment for fixed income segments, particularly the global high yield bond market. Efforts by central banks to fight inflation with higher interest rates and pulling back on stimulus significantly impacted bond performance, causing credit spreads to widen while the average dollar price of bonds declined. The Asia High Yield market continued to see negative returns due to China’s troubled property sector and the government’s zero-COVID policy. Russia’s incursion into Ukraine sparked significant volatility that contributed to the underperformance of Central and Eastern European emerging market credits, and the economic fallout has pushed the European Union closer to recession.

Most of the interest rate sensitivity in the high yield asset class is concentrated in the BB rating tier, where we maintained a significant underweight compared with the benchmark to mitigate interest rate risk. We supplemented this lower relative weight with an off-benchmark allocation to bank loans (also known as leveraged loans), which have floating rate coupons and, therefore, are essentially a zero-duration asset class. (Duration is a measure of a bond’s or bond fund’s interest rate sensitivity.) Over the past six months, the portfolio’s allocation to bank loans—approximately 12% throughout most of the period—was a top contributor to relative performance.

The portfolio’s performance benefited from its underweight of longer-duration capital structures that were negatively impacted by higher interest rates. Examples include Ford Motor Credit, a company that offers financing and leasing products to end customers as well as floor plan financing to dealers, and European telecommunication companies Telecom Italia, Cellnex, and Vodafone. Avoiding all Russian companies, including telecommunications company VEON (formerly known as VimpleCom) was also a key contributor to performance. (Please refer to the portfolio of investments for a complete list of holdings and the amount each represents in the portfolio.)

In the health care segment, not investing in pharmaceutical and medical device company Bausch Health contributed. Its capital structure came under pressure after management split the company into two operating entities. They spun off eye health products company Bausch & Lomb and moved most of the debt onto the highly levered pharmaceutical business, which faces significant patent challenges on one of its most profitable drugs.

Our credit selection in the information technology segment aided relative performance, partly due to Plantronics, a provider of enterprise headsets, work phones, and video collaboration endpoints. The bonds traded higher after HP Inc. revealed that it had reached an agreement to acquire Plantronics in a move to enhance HP’s ability to support hybrid work environments. Our involvement with Plantronics resulted in a meaningful positive outcome that highlights the value of investing in solid companies at low bond prices. Many high yield issuers are acquired by larger peers, and the low dollar price bonds provide optionality around refinancing the capital structures before maturity.

Credit selection in the building and real estate segment was the most notable relative performance detractor due to the lingering effects of turmoil in China’s property market. Although we limited the portfolio’s exposure to higher-quality issuers Shimao, Country Garden, and Times China—believing these companies could weather the storm—the sector’s impairment rate was considerably higher than we recognized. The bonds continued to trade lower as four distressed exchanges in China’s property market in early 2022 dampened investor sentiment, and the recent surge in domestic omicron coronavirus cases cooled the nascent demand recovery in big cities. We significantly reduced exposure to China real estate during the period, which helped mitigate the portfolio’s losses.

Credit selection and the portfolio’s overweight allocation among cable operators detracted from relative results. In terms of security selection, notable detractors included cable and mobile services provider Altice; Virgin Media (VMED), the largest cable provider in the UK; United Group, a telecommunications and media provider in South East Europe; and Ziggo, the largest cable operator in the Netherlands. The underperformance of these names was largely a reflection of overall weakness in the European high yield market rather than problems with the companies. Specifically, the Russia-Ukraine conflict, natural gas supply issues, and the ending of the European Central Bank’s corporate sector purchase program (CSPP) created significant performance headwinds for European high yield issuers.

U.S. Renal Care, a provider of dialysis services to patients who suffer from chronic kidney failure, was a drag on the portfolio’s performance in the health care segment. The Supreme Court’s recent decision to allow self-insured plans to exclude dialysis providers from their networks was a negative development for U.S. Renal Care and the dialysis industry as a whole, as it will likely pressure the payer mix and commercial rates over time.

The portfolio maintains allocations to select types of derivatives for hedging purposes. The fund had a material exposure to currency forward contracts during the reporting period, which had a positive impact on performance.

How is the fund positioned?

Leveraged loans significantly outperformed high yield bonds over the past six months. However, as we began seeing compelling value in bonds, we sought to take advantage of dollar discounts, funding those purchases with a tactical reduction in the portfolio’s bank loan allocation. Since March, we have pared the portfolio’s loan exposure by roughly 250 basis points (100 basis points equals 1.00%). Additionally, to modestly reduce the portfolio’s overall risk profile, we allowed a natural reduction in our allocation to CCC rated bonds through a combination of upgrades, not participating in refinancing transactions, and targeted sales.

In terms of regional exposure, we augmented the portfolio’s overweight allocations to Europe and emerging markets. Our research enabled us to uncover several fundamentally sound companies trading at attractive discounts—especially in Europe—due to heightened macro volatility and the lack of liquidity. In our view, the compelling yields in the European market provide adequate compensation for holding the bonds despite some increased risks. We continued to maintain a higher-quality bias in our risk-adjusted allocation to emerging markets, remaining underweight more challenged names in the B and CCC rating tiers.

What is portfolio management’s outlook?

Central banks fighting inflation by raising interest rates and eliminating stimulus amid slowing economic growth and war-related disruptions has created an unsettled macro environment. However, we believe high yield issuers have entered this challenging period from a position of strength, and we do not anticipate a meaningful increase in default activity during the rest of the year. The coronavirus created a survivorship bias in the high yield market as companies that weathered the pandemic generally emerged with healthy balance sheets and leverage below historical averages. The post-COVID abundance of liquidity in our market also allowed issuers to extend maturities and solidify their cash positions.

Historically, when the risk-free rate and credit spreads have reached current levels, we have seen strong one-year forward returns in the high yield asset class, which bodes well for its performance in 2023. High yield bonds are typically redeemed prior to maturity. Therefore, we believe the index’s current low dollar prices have resulted in spreads and yields that somewhat understate the asset class’s true return potential, and investors should be fairly compensated for the increased risks during an economic downturn.

The views expressed reflect the opinions of T. Rowe Price as of the date of this report and are subject to change based on changes in market, economic, or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

RISKS OF BOND INVESTING

Bonds are subject to interest rate risk, the decline in bond prices that usually accompanies a rise in interest rates, and credit risk, the chance that any fund holding could have its credit rating downgraded or that a bond issuer will default (fail to make timely payments of interest or principal), potentially reducing the fund’s income level and share price. High yield corporate bonds could have greater price declines than funds that invest primarily in high-quality bonds. Companies issuing high yield bonds are not as strong financially as those with higher credit ratings, so the bonds are usually considered to be speculative investments. Bank loans may at times become difficult to value and highly illiquid; they are subject to credit risk such as nonpayment of principal or interest and risks of bankruptcy and insolvency.

Investing in the securities of non-U.S. issuers involves special risks not typically associated with investing in U.S. issuers. Foreign securities tend to be more volatile and less liquid than investments in U.S. securities and may lose value because of adverse local, political, social, or economic developments overseas, or due to changes in the exchange rates between foreign currencies and the U.S. dollar. In addition, foreign investments are subject to settlement practices and regulatory and financial reporting standards that differ from those of the U.S. These risks are heightened for the fund’s investments in emerging markets, which are more susceptible to governmental interference, less efficient trading markets, and the imposition of local taxes or restrictions on gaining access to sales proceeds for foreign investors.

BENCHMARK INFORMATION

Note: ICE Data Indices, LLC (“ICE DATA”), is used with permission. ICE DATA, ITS AFFILIATES AND THEIR RESPECTIVE THIRD-PARTY SUPPLIERS DISCLAIM ANY AND ALL WARRANTIES AND REPRESENTATIONS, EXPRESS AND/OR IMPLIED, INCLUDING ANY WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE, INCLUDING THE INDICES, INDEX DATA AND ANY DATA INCLUDED IN, RELATED TO, OR DERIVED THEREFROM. NEITHER ICE DATA, ITS AFFILIATES NOR THEIR RESPECTIVE THIRD-PARTY SUPPLIERS SHALL BE SUBJECT TO ANY DAMAGES OR LIABILITY WITH RESPECT TO THE ADEQUACY, ACCURACY, TIMELINESS OR COMPLETENESS OF THE INDICES OR THE INDEX DATA OR ANY COMPONENT THEREOF, AND THE INDICES AND INDEX DATA AND ALL COMPONENTS THEREOF ARE PROVIDED ON AN “AS IS” BASIS AND YOUR USE IS AT YOUR OWN RISK. ICE DATA, ITS AFFILIATES AND THEIR RESPECTIVE THIRD-PARTY SUPPLIERS DO NOT SPONSOR, ENDORSE, OR RECOMMEND T. ROWE PRICE OR ANY OF ITS PRODUCTS OR SERVICES.

Note: Portions of the mutual fund information contained in this report was supplied by Lipper, a Refinitiv Company, subject to the following: Copyright 2022 © Refinitiv. All rights reserved. Any copying, republication or redistribution of Lipper content is expressly prohibited without the prior written consent of Lipper. Lipper shall not be liable for any errors or delays in the content, or for any actions taken in reliance thereon.

PORTFOLIO HIGHLIGHTS

TWENTY-FIVE LARGEST ISSUERS

	Percent of Net Assets 6/30/22
Petroleos Mexicanos	3.2%
LCPR Loan Financing	1.4
Ecopetrol	1.2
AES	1.2
Castle UK Bidco	1.2
Teva Pharmaceutical	1.2
Banco Bilbao Vizcaya	1.1
Duravant	1.1
Oman Electricity Transmission	1.1
Hub International	1.0
Assuredpartners	1.0
UKG Inc.	1.0
Vistra Operations	1.0
EG Group	1.0
Altice France Holding	1.0
Axian Group	1.0
Occidental Petroleum	0.9
Vmed O2 UK	0.9
Banco General	0.9
Albertsons	0.9
Organizacoes Globo Participacoes	0.9
Banco Davivienda	0.9
Community Health Systems	0.9
Altice International Sarl	0.9
Agrosuper	0.8
Total	**27.7%**

Note: The information shown does not reflect any exchange-traded funds (ETFs), cash reserves, or collateral for securities lending that may be held in the portfolio. Holdings of the issuers are combined and may be shown in the portfolio of investments under their subsidiaries.

GROWTH OF $10,000

This chart shows the value of a hypothetical $10,000 investment in the fund over the past 10 fiscal year periods or since inception (for funds lacking 10-year records). The result is compared with benchmarks, which include a broad-based market index and may also include a peer group average or index. Market indexes do not include expenses, which are deducted from fund returns as well as mutual fund averages and indexes.

AVERAGE ANNUAL COMPOUND TOTAL RETURN

EXPENSE RATIO

FUND EXPENSE EXAMPLE

As a mutual fund shareholder, you may incur two types of costs: (1) transaction costs, such as redemption fees or sales loads, and (2) ongoing costs, including management fees, distribution and service (12b-1) fees, and other fund expenses. The following example is intended to help you understand your ongoing costs (in dollars) of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the most recent six-month period and held for the entire period.

Please note that the fund has three share classes: The original share class (Investor Class) charges no distribution and service (12b-1) fee, Advisor Class shares are offered only through unaffiliated brokers and other financial intermediaries and charge a 0.25% 12b-1 fee, and I Class shares are available to institutionally oriented clients and impose no 12b-1 or administrative fee payment. Each share class is presented separately in the table.

Actual Expenses

The first line of the following table (Actual) provides information about actual account values and expenses based on the fund’s actual returns. You may use the information on this line, together with your account balance, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number on the first line under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The information on the second line of the table (Hypothetical) is based on hypothetical account values and expenses derived from the fund’s actual expense ratio and an assumed 5% per year rate of return before expenses (not the fund’s actual return). You may compare the ongoing costs of investing in the fund with other funds by contrasting this 5% hypothetical example and the 5% hypothetical examples that appear in the shareholder reports of the other funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

Note: T. Rowe Price charges an annual account service fee of $20, generally for accounts with less than $10,000. The fee is waived for any investor whose T. Rowe Price mutual fund accounts total $50,000 or more; accounts electing to receive electronic delivery of account statements, transaction confirmations, prospectuses, and shareholder reports; or accounts of an investor who is a T. Rowe Price Personal Services or Enhanced Personal Services client (enrollment in these programs generally requires T. Rowe Price assets of at least $250,000). This fee is not included in the accompanying table. If you are subject to the fee, keep it in mind when you are estimating the ongoing expenses of investing in the fund and when comparing the expenses of this fund with other funds.

You should also be aware that the expenses shown in the table highlight only your ongoing costs and do not reflect any transaction costs, such as redemption fees or sales loads. Therefore, the second line of the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. To the extent a fund charges transaction costs, however, the total cost of owning that fund is higher.

Unaudited

The accompanying notes are an integral part of these financial statements.

Unaudited

The accompanying notes are an integral part of these financial statements.

Unaudited

The accompanying notes are an integral part of these financial statements.

June 30, 2022 (Unaudited)

PORTFOLIO OF INVESTMENTS‡

(Cost and value in $000s)

	Par/Shares	$ Value
BELGIUM 0.5%		
Corporate Bonds 0.5%		
House of Finance, 4.375%, 7/15/26	1,275,000	1,295
Total Belgium (Cost $1,438)		**1,295**
BRAZIL 1.5%		
Corporate Bonds 1.5%		
Globo Comunicacao e Participacoes, 4.875%, 1/22/30 (USD) (1)	1,315,000	1,031
Globo Comunicacao e Participacoes, 4.875%, 1/22/30 (USD)	365,000	286
Globo Comunicacao e Participacoes, 5.50%, 1/14/32 (USD) (1)	1,190,000	927
Klabin Austria, 3.20%, 1/12/31 (USD)	2,260,000	1,728
Total Brazil (Cost $4,898)		**3,972**
CANADA 0.9%		
Corporate Bonds 0.9%		
Methanex, 5.65%, 12/1/44 (USD)	160,000	111
Vermilion Energy, 6.875%, 5/1/30 (USD) (1)	2,420,000	2,166
Total Canada (Cost $2,536)		**2,277**
CHILE 3.6%		
Corporate Bonds 3.6%		
AES Andes, VR, 6.35%, 10/7/79 (USD) (2)	720,000	639
AES Andes, VR, 7.125%, 3/26/79 (USD) (2)	1,140,000	1,037
Agrosuper, 4.60%, 1/20/32 (USD) (1)	2,040,000	1,752
Agrosuper, 4.60%, 1/20/32 (USD)	485,000	416
Kenbourne Invest, 4.70%, 1/22/28 (USD)	1,750,000	1,342
Mercury Chile Holdco, 6.50%, 1/24/27 (USD) (1)	1,600,000	1,390
VTR Comunicaciones, 4.375%, 4/15/29 (USD) (1)	2,365,000	1,622
VTR Finance, 6.375%, 7/15/28 (USD) (1)	1,286,000	920
VTR Finance, 6.375%, 7/15/28 (USD)	620,000	443
Total Chile (Cost $11,916)		**9,561**
CHINA 1.6%		
Convertible Bonds 0.7%		
Vnet Group, Zero Coupon, 2/1/26 (USD)	2,346,000	1,911
		1,911
Corporate Bonds 0.9%		
Country Garden Holdings, 5.625%, 1/14/30 (USD)	2,270,000	1,016

Health & Happiness H&H International Holdings, 5.625%, 10/24/24 (USD)	1,115,000	976
Kaisa Group Holdings, 11.25%, 4/9/23 (USD)	1,500,000	209
Times China Holdings, 6.20%, 3/22/26 (USD)	1,120,000	157
		2,358
Total China (Cost $7,823)		**4,269**
COLOMBIA 2.6%		
Corporate Bonds 2.6%		
Banco Davivienda, VR, 6.65% (USD) (1)(2)(3)	1,950,000	1,561
Banco Davivienda, VR, 6.65% (USD) (2)(3)	890,000	713
Ecopetrol, 4.625%, 11/2/31 (USD)	3,070,000	2,333
Ecopetrol, 5.875%, 5/28/45 (USD)	1,255,000	856
GCM Mining, 6.875%, 8/9/26 (USD) (1)	1,880,000	1,474
Total Colombia (Cost $8,534)		**6,937**
FRANCE 3.0%		
Corporate Bonds 3.0%		
Altice France, 4.25%, 10/15/29 (1)	885,000	691
Altice France Holding, 4.00%, 2/15/28	3,550,000	2,517
CAB, 3.375%, 2/1/28 (1)	680,000	570
CAB, 3.375%, 2/1/28	650,000	545
Chrome Bidco SASU, 3.50%, 5/31/28 (1)	850,000	740
Chrome Holdco SASU, 5.00%, 5/31/29 (1)	930,000	736
IPD 3, 5.50%, 12/1/25 (1)	685,000	640
Laboratoire Eimer Selas, 5.00%, 2/1/29 (1)	280,000	204
Laboratoire Eimer Selas, 5.00%, 2/1/29	300,000	218
Loxam, 6.00%, 4/15/25 (1)	99,819	96
Loxam, 6.00%, 4/15/25	374,321	360
UBS, 5.125% (1)(3)	620,000	578
Total France (Cost $11,341)		**7,895**
GERMANY 1.1%		
Corporate Bonds 1.1%		
Gruenenthal, 3.625%, 11/15/26 (1)	410,000	388
Gruenenthal, 4.125%, 5/15/28 (1)	210,000	188
TK Elevator Holdco, 6.625%, 7/15/28 (1)	724,500	648
TK Elevator Midco, 4.375%, 7/15/27 (1)	405,000	365
TUI Cruises, 6.50%, 5/15/26 (1)	1,634,000	1,202
Total Germany (Cost $3,964)		**2,791**

GHANA 0.7%

Corporate Bonds 0.7%

Kosmos Energy, 7.125%, 4/4/26 (USD) (1)	1,485,000	1,264
Kosmos Energy, 7.75%, 5/1/27 (USD) (1)	740,000	634
Total Ghana (Cost $2,223)		**1,898**

GUATEMALA 0.5%

Corporate Bonds 0.5%

CT Trust, 5.125%, 2/3/32 (USD) (1)	1,210,000	972
CT Trust, 5.125%, 2/3/32 (USD)	500,000	402
Total Guatemala (Cost $1,668)		**1,374**

INDIA 0.7%

Corporate Bonds 0.7%

ABJA Investment, 5.45%, 1/24/28 (USD)	2,065,000	1,959
Total India (Cost $2,035)		**1,959**

ISRAEL 1.2%

Corporate Bonds 1.2%

Teva Pharmaceutical Finance Netherlands II, 3.75%, 5/9/27 (EUR)	400,000	354
Teva Pharmaceutical Finance Netherlands II, 4.375%, 5/9/30 (EUR)	735,000	610
Teva Pharmaceutical Finance Netherlands II, 4.50%, 3/1/25 (EUR)	530,000	518
Teva Pharmaceutical Finance Netherlands II, 6.00%, 1/31/25 (EUR)	950,000	969
Teva Pharmaceutical Finance Netherlands III, 6.00%, 4/15/24 (USD)	200,000	197
Teva Pharmaceutical Finance Netherlands III, 6.75%, 3/1/28 (USD)	425,000	396
Total Israel (Cost $3,615)		**3,044**

ITALY 2.4%

Corporate Bonds 2.4%

Golden Goose, FRN, 3M EURIBOR + 4.875%, 4.875%, 5/14/27 (1)	725,000	661
Golden Goose, FRN, 3M EURIBOR + 4.875%, 4.875%, 5/14/27	1,575,000	1,436
IMA Industria Macchine Automatiche, 3.75%, 1/15/28 (1)	905,000	760
Inter Media & Communication, 6.75%, 2/9/27 (1)	1,675,000	1,558

Inter Media & Communication, 6.75%, 2/9/27	525,000	488
Verde Bidco, 4.625%, 10/1/26 (1)	840,000	721
Verde Bidco, 4.625%, 10/1/26	900,000	772
Total Italy (Cost $8,162)		**6,396**

LUXEMBOURG 2.0%

Corporate Bonds 2.0%

Albion Financing 1, 6.125%, 10/15/26 (USD) (1)	2,410,000	2,066
Albion Financing 2, 8.75%, 4/15/27 (USD) (1)	1,180,000	984
Altice Finco, 4.75%, 1/15/28	2,875,000	2,178
Total Luxembourg (Cost $6,483)		**5,228**

MACAO 0.7%

Corporate Bonds 0.7%

Studio City Finance, 5.00%, 1/15/29 (USD) (1)	1,790,000	927
Wynn Macau, 5.50%, 10/1/27 (USD) (1)	865,000	561
Wynn Macau, 5.625%, 8/26/28 (USD) (1)	355,000	220
Total Macao (Cost $3,037)		**1,708**

MAURITIUS 1.0%

Corporate Bonds 1.0%

Axian Telecom, 7.375%, 2/16/27 (USD) (1)	2,110,000	2,039
Axian Telecom, 7.375%, 2/16/27 (USD)	470,000	454
Total Mauritius (Cost $2,569)		**2,493**

MEXICO 5.3%

Corporate Bonds 5.3%

Banco Mercantil del Norte, VR, 8.375% (USD) (2)(3)	1,675,000	1,620
BBVA Bancomer, VR, 5.125%, 1/18/33 (USD) (2)	680,000	577
BBVA Bancomer, VR, 5.875%, 9/13/34 (USD) (2)	2,585,000	2,295
Petroleos Mexicanos, 4.50%, 1/23/26 (USD)	635,000	548
Petroleos Mexicanos, 6.50%, 3/13/27 (USD)	2,475,000	2,153
Petroleos Mexicanos, 6.50%, 1/23/29 (USD)	1,585,000	1,293
Petroleos Mexicanos, 6.75%, 9/21/47 (USD)	3,530,000	2,192
Petroleos Mexicanos, 7.69%, 1/23/50 (USD)	2,685,000	1,834
Sixsigma Networks Mexico, 7.50%, 5/2/25 (USD)	1,550,000	1,377
Total Mexico (Cost $16,505)		**13,889**

MOROCCO 0.5%		
Corporate Bonds 0.5%		
Vivo Energy Investments, 5.125%, 9/24/27 (USD) (1)	1,380,000	1,318
Total Morocco (Cost $1,387)		**1,318**
NETHERLANDS 1.8%		
Corporate Bonds 1.8%		
Compact Bidco, 5.75%, 5/1/26	1,250,000	894
LeasePlan, VR, 7.375% (2)(3)	1,520,000	1,551
Promontoria Holding 264, 6.375%, 3/1/27 (1)	1,050,000	917
Sigma Holdco, 5.75%, 5/15/26 (1)	350,000	189
Sigma Holdco, 5.75%, 5/15/26	185,000	100
Trivium Packaging Finance, 3.75%, 8/15/26 (1)	130,000	125
Trivium Packaging Finance, 8.50%, 8/15/27 (USD) (1)	200,000	188
Ziggo Bond, 3.375%, 2/28/30 (1)	710,000	520
Ziggo Bond, 3.375%, 2/28/30	400,000	293
Total Netherlands (Cost $6,586)		**4,777**
OMAN 1.4%		
Corporate Bonds 1.4%		
Bank Muscat, 4.75%, 3/17/26 (USD)	1,050,000	1,011
Lamar Funding, 3.958%, 5/7/25 (USD)	885,000	842
OmGrid Funding, 5.196%, 5/16/27 (USD)	2,010,000	1,907
Total Oman (Cost $3,839)		**3,760**
PANAMA 1.7%		
Corporate Bonds 1.7%		
Banco General, VR, 5.25% (USD) (1)(2)(3)	2,535,000	2,320
C&W Senior Financing, 6.875%, 9/15/27 (USD) (1)	2,300,000	2,070
Total Panama (Cost $4,967)		**4,390**
PERU 0.5%		
Corporate Bonds 0.5%		
Hudbay Minerals, 4.50%, 4/1/26 (USD) (1)	400,000	335
Hudbay Minerals, 6.125%, 4/1/29 (USD) (1)	156,000	127
Minsur, 4.50%, 10/28/31 (USD) (1)	930,000	783
Total Peru (Cost $1,470)		**1,245**

ROMANIA 0.3%		
Corporate Bonds 0.3%		
RCS & RDS, 3.25%, 2/5/28 (EUR) (1)	800,000	659
Total Romania (Cost $880)		**659**
SERBIA 0.8%		
Corporate Bonds 0.8%		
United Group, 3.625%, 2/15/28 (EUR) (1)	575,000	449
United Group, 3.625%, 2/15/28 (EUR)	1,975,000	1,538
Total Serbia (Cost $2,919)		**1,987**
SOUTH AFRICA 0.2%		
Corporate Bonds 0.2%		
Sappi Papier Holding, 3.625%, 3/15/28 (EUR) (1)	680,000	594
Total South Africa (Cost $809)		**594**
SPAIN 1.2%		
Corporate Bonds 1.2%		
Cirsa Finance International, 4.50%, 3/15/27	1,150,000	970
Cirsa Finance International, 6.25%, 12/20/23	594,419	592
ContourGlobal Power Holdings, 3.125%, 1/1/28 (1)	320,000	260
Kaixo Bondco Telecom, 5.125%, 9/30/29 (1)	325,000	263
Lorca Telecom Bondco, 4.00%, 9/18/27 (1)	1,250,000	1,112
Total Spain (Cost $4,224)		**3,197**
TANZANIA 0.6%		
Convertible Bonds 0.1%		
HTA Group, 2.875%, 3/18/27 (USD)	200,000	158
		158
Corporate Bonds 0.5%		
HTA Group, 7.00%, 12/18/25 (USD) (1)	1,225,000	1,053
HTA Group, 7.00%, 12/18/25 (USD)	465,000	400
		1,453
Total Tanzania (Cost $1,884)		**1,611**

UNITED ARAB EMIRATES 0.7%

Corporate Bonds 0.7%		
MAF Global Securities, VR, 6.375% (USD) (2)(3)	1,900,000	1,842
Total United Arab Emirates (Cost $2,032)		**1,842**

UNITED KINGDOM 9.7%

Corporate Bonds 9.7%		
Bellis Acquisition, 3.25%, 2/16/26 (1)	720,000	681
Bellis Acquisition, 3.25%, 2/16/26	150,000	142
Bellis Finco, 4.00%, 2/16/27 (1)	365,000	307
Bellis Finco, 4.00%, 2/16/27	350,000	295
Castle U.K. Finco, FRN, 3M EURIBOR + 5.25%, 4.829%, 5/15/28 (EUR) (1)	3,525,000	3,107
Constellation Automotive Financing, 4.875%, 7/15/27 (1)	1,090,000	1,048
Constellation Automotive Financing, 4.875%, 7/15/27	550,000	529
CPUK Finance, 4.50%, 8/28/27	1,200,000	1,300
Deuce Finco, 5.50%, 6/15/27 (1)	1,185,000	1,147
eG Global Finance, 4.375%, 2/7/25 (EUR) (1)	445,000	416
eG Global Finance, 4.375%, 2/7/25 (EUR)	2,300,000	2,147
Iceland Bondco, 4.625%, 3/15/25	1,400,000	1,319
Jaguar Land Rover Automotive, 4.50%, 7/15/28 (EUR) (1)	1,520,000	1,139
Jerrold Finco, 5.25%, 1/15/27	2,005,000	2,155
Kane Bidco, 5.00%, 2/15/27 (EUR)	1,450,000	1,344
Merlin Entertainments, 5.75%, 6/15/26 (USD) (1)	400,000	369
Motion Bondco, 4.50%, 11/15/27 (EUR)	760,000	611
Pinewood Finance, 3.625%, 11/15/27 (1)	1,465,000	1,463
RAC Bond, 5.25%, 11/4/27 (1)	1,690,000	1,694
Victoria, 3.625%, 8/24/26 (EUR)	1,500,000	1,219
Virgin Media Secured Finance, 5.25%, 5/15/29 (1)	100,000	104
Virgin Media Secured Finance, 5.25%, 5/15/29	275,000	286
Virgin Media Vendor Financing Notes III, 4.875%, 7/15/28	300,000	294
Vmed O2 U.K. Financing I, 3.25%, 1/31/31 (EUR) (1)	485,000	390
Vmed O2 U.K. Financing I, 4.50%, 7/15/31 (1)	1,200,000	1,151
Vmed O2 U.K. Financing I, 4.50%, 7/15/31	790,000	758
Total United Kingdom (Cost $33,806)		**25,415**

UNITED STATES 52.2%

Bank Loans 11.4% (4)		
ADMI, FRN, 1M USD LIBOR + 3.375%, 5.041%, 12/23/27	387,570	352
Ascend Learning, FRN, 1M USD LIBOR + 5.750%, 7.416%, 11/18/29	2,100,000	1,922
AssuredPartners, FRN, 1M TSFR + 3.500%, 5.025%, 2/13/27	1,102,238	1,025

Asurion, FRN, 1M USD LIBOR + 5.250%, 6.916%, 1/31/28	785,424	668
Asurion, FRN, 1M USD LIBOR + 5.250%, 6.916%, 1/20/29	1,335,000	1,128
AthenaHealth Group, FRN, 1M TSFR + 3.500%, 5.009%, 1/27/29 (5)	1,080,000	992
Azalea Topco, FRN, 1M TSFR + 3.900%, 4.90%, 7/25/26	798,000	743
Azalea Topco, FRN, 1M USD LIBOR + 3.750%, 4.989%, 7/24/26	648,450	614
CCI Buyer, FRN, 1M TSFR + 4.000%, 6.054%, 12/17/27	1,509,180	1,373
CoreLogic, FRN, 1M USD LIBOR + 6.500%, 8.188%, 6/4/29 (6)	550,000	396
CP Iris Holdco I, FRN, 1M USD LIBOR + 3.500%, 5.166%, 10/2/28 (5)	883,156	809
CP Iris Holdco I, FRN, 1M USD LIBOR + 7.000%, 8.666%, 10/1/29	550,000	509
Engineered Machinery Holdings, FRN, 1M USD LIBOR + 3.750%, 6.00%, 5/19/28	641,775	601
Engineered Machinery Holdings, FRN, 1M USD LIBOR + 6.000%, 8.25%, 5/21/29	1,937,726	1,872
Engineered Machinery Holdings, FRN, 1M USD LIBOR + 6.500%, 8.75%, 5/21/29	415,000	396
Gainwell Acquisition, FRN, 1M USD LIBOR + 4.000%, 6.25%, 10/1/27	1,007,218	951
HUB International, FRN, 1M USD LIBOR + 3.250%, 4.348%, 4/25/25	1,563,098	1,480
Hyland Software, FRN, 1M USD LIBOR + 6.250%, 7.916%, 7/7/25	1,633,800	1,598
Loyalty Ventures, FRN, 1M USD LIBOR + 4.500%, 6.166%, 11/3/27	603,861	469
Medline Borrower, FRN, 1M USD LIBOR + 3.250%, 4.916%, 10/23/28	912,713	845
Naked Juice, FRN, 1M TSFR + 6.100%, 8.154%, 1/20/30	1,230,000	1,107
Nexus Buyer, FRN, 1M USD LIBOR + 6.250%, 7.44%, 11/5/29	790,000	737
Peraton, FRN, 1M USD LIBOR + 3.750%, 5.416%, 2/1/28	533,287	500
Peraton, FRN, 1M USD LIBOR + 7.750%, 9.005%, 2/1/29	364,053	338
Phoenix Newco, FRN, 3M USD LIBOR + 6.500%, 8.166%, 11/15/29	1,550,000	1,480
RealPage, FRN, 3M USD LIBOR + 6.500%, 8.166%, 4/23/29	725,000	688
Shutterfly, FRN, 1M USD LIBOR + 5.000%, 7.25%, 9/25/26	860,250	690
Tacala Investment, FRN, 1M USD LIBOR + 3.500%, 5.166%, 2/5/27	761,026	710
Tacala Investment, FRN, 1M USD LIBOR + 7.500%, 9.166%, 2/4/28	730,000	679
UKG, FRN, 1M USD LIBOR + 3.250%, 4.212%, 5/4/26	1,645,890	1,538
UKG, FRN, 1M USD LIBOR + 5.250%, 6.212%, 5/3/27	1,195,000	1,099
Woof Holdings, FRN, 1M USD LIBOR + 3.750%, 5.813%, 12/21/27 (6)	533,250	497

Woof Holdings, FRN, 1M USD LIBOR + 7.250%, 9.313%, 12/21/28 (6)	1,225,000	1,176
		29,982
Convertible Preferred Stocks 0.2%		
2020 Cash Mandatory Exchangeable Trust, 5.25%, 6/1/23 (1)	569	654
		654
Corporate Bonds 40.0%		
AdaptHealth, 5.125%, 3/1/30 (1)	1,790,000	1,510
Advanced Drainage Systems, 6.375%, 6/15/30 (1)	510,000	497
Advantage Sales & Marketing, 6.50%, 11/15/28 (1)	1,800,000	1,537
Albertsons, 3.50%, 3/15/29 (1)	1,410,000	1,135
Albertsons, 4.875%, 2/15/30 (1)	1,315,000	1,121
Alliant Holdings Intermediate, 5.875%, 11/1/29 (1)	1,125,000	931
Alliant Holdings Intermediate, 6.75%, 10/15/27 (1)	830,000	730
American Airlines, 5.50%, 4/20/26 (1)	1,075,000	984
American Airlines, 5.75%, 4/20/29 (1)	695,000	596
American Finance Trust, 4.50%, 9/30/28 (1)	1,280,000	1,005
BellRing Brands, 7.00%, 3/15/30 (1)	1,600,000	1,504
Calpine, 5.00%, 2/1/31 (1)	875,000	718
Cano Health, 6.25%, 10/1/28 (1)	1,015,000	822
Carnival, 7.625%, 3/1/26 (EUR) (1)	1,200,000	982
Carnival, 7.625%, 3/1/26 (EUR)	365,000	299
Carpenter Technology, 7.625%, 3/15/30	1,260,000	1,159
CCO Holdings, 4.50%, 8/15/30 (1)	1,525,000	1,270
CEC Entertainment, 6.75%, 5/1/26 (1)	1,590,000	1,395
Cedar Fair, 6.50%, 10/1/28	1,845,000	1,757
Central Parent, 7.25%, 6/15/29 (1)	1,705,000	1,641
Cheniere Energy, 4.625%, 10/15/28	1,210,000	1,092
Chesapeake Energy, 6.75%, 4/15/29 (1)	1,340,000	1,293
Chobani, 4.625%, 11/15/28 (1)	590,000	497
CHS, 5.25%, 5/15/30 (1)	945,000	718
CHS, 6.875%, 4/1/28 (1)	505,000	298
CHS, 6.875%, 4/15/29 (1)	1,850,000	1,193
Cinemark USA, 5.25%, 7/15/28 (1)	2,095,000	1,681
Citgo Holding, 9.25%, 8/1/24 (1)	800,000	774
CITGO Petroleum, 7.00%, 6/15/25 (1)	750,000	726
Clarios Global, 8.50%, 5/15/27 (1)	1,705,000	1,624
Clarivate Science Holdings, 4.875%, 7/1/29 (1)	345,000	280
Clear Channel Outdoor Holdings, 5.125%, 8/15/27 (1)	1,775,000	1,487
CMG Media, 8.875%, 12/15/27 (1)	2,340,000	1,872
Crescent Energy Finance, 7.25%, 5/1/26 (1)	2,390,000	2,175
CSC Holdings, 6.50%, 2/1/29 (1)	690,000	618
CSC Holdings, 7.50%, 4/1/28 (1)	825,000	695
DCP Midstream, Series A, VR, 7.375% (2)(3)	170,000	149
DCP Midstream Operating, VR, 5.85%, 5/21/43 (1)(2)	1,480,000	1,232

DISH DBS, 5.125%, 6/1/29	845,000	511
DISH DBS, 5.75%, 12/1/28 (1)	1,745,000	1,291
Elastic, 4.125%, 7/15/29 (1)	2,060,000	1,715
Encore Capital Group, 4.25%, 6/1/28 (GBP) (1)	1,070,000	1,078
Encore Capital Group, FRN, 3M EURIBOR + 4.25%, 4.25%, 1/15/28 (EUR)	800,000	773
Entegris Escrow, 5.95%, 6/15/30 (1)	2,085,000	1,989
Exterran Energy Solutions, 8.125%, 5/1/25	155,000	146
Ferrellgas, 5.875%, 4/1/29 (1)	2,530,000	2,056
Ford Motor, 7.45%, 7/16/31	2,030,000	2,051
Goodyear Tire & Rubber, 5.25%, 7/15/31	1,140,000	923
GrafTech Finance, 4.625%, 12/15/28 (1)	620,000	502
Graphic Packaging International, 2.625%, 2/1/29 (EUR) (1)	1,085,000	927
GTCR AP Finance, 8.00%, 5/15/27 (1)	1,735,000	1,631
Hecla Mining, 7.25%, 2/15/28	1,405,000	1,331
Hilcorp Energy I, 5.75%, 2/1/29 (1)	255,000	222
Hilcorp Energy I, 6.00%, 4/15/30 (1)	970,000	849
Hilcorp Energy I, 6.00%, 2/1/31 (1)	285,000	247
Hilcorp Energy I, 6.25%, 4/15/32 (1)	975,000	843
Hillenbrand, 3.75%, 3/1/31	770,000	622
HUB International, 5.625%, 12/1/29 (1)	1,500,000	1,245
iHeartCommunications, 4.75%, 1/15/28 (1)	500,000	411
iHeartCommunications, 5.25%, 8/15/27 (1)	790,000	673
iHeartCommunications, 6.375%, 5/1/26	17,735	16
Kobe U.S. Midco 2, (9.25% Cash or 10.00% PIK), 9.25%, 11/1/26 (1)(7)	680,000	605
LCPR Senior Secured Financing, 5.125%, 7/15/29 (1)	990,000	833
LCPR Senior Secured Financing, 6.75%, 10/15/27 (1)	2,887,000	2,689
Madison IAQ, 4.125%, 6/30/28 (1)	1,675,000	1,386
Madison IAQ, 5.875%, 6/30/29 (1)	850,000	644
Midcap Financial Issuer Trust, 5.625%, 1/15/30 (1)	1,280,000	998
Minerva Merger Sub, 6.50%, 2/15/30 (1)	940,000	776
Mozart Debt Merger, 5.25%, 10/1/29 (1)	440,000	363
Navient, 4.875%, 3/15/28	705,000	547
Navient, 5.50%, 3/15/29	400,000	311
Navient, 5.625%, 8/1/33	565,000	394
Navient, 6.75%, 6/15/26	665,000	589
NCL, 5.875%, 2/15/27 (1)	690,000	590
NCL, 7.75%, 2/15/29 (1)	900,000	689
New Albertsons, 7.45%, 8/1/29	20,000	20
New Albertsons, 8.00%, 5/1/31	10,000	10
Occidental Petroleum, 6.625%, 9/1/30	1,300,000	1,339
Occidental Petroleum, 8.875%, 7/15/30	945,000	1,082
Organon, 2.875%, 4/30/28 (EUR) (1)	205,000	180
Organon, 5.125%, 4/30/31 (1)	745,000	643
Peach Property Finance, 4.375%, 11/15/25 (EUR) (1)	740,000	580

PetSmart, 7.75%, 2/15/29 (1)	1,230,000	1,110
PG&E, 5.00%, 7/1/28	1,025,000	876
PG&E, 5.25%, 7/1/30	205,000	168
Presidio Holdings, 8.25%, 2/1/28 (1)	1,430,000	1,267
Prime Security Services Borrower, 6.25%, 1/15/28 (1)	820,000	685
Rivian Holdings, FRN, 6M USD LIBOR + 5.625%, 7.177%, 10/15/26 (1)	1,345,000	1,244
Royal Caribbean Cruises, 3.70%, 3/15/28	1,500,000	960
Royal Caribbean Cruises, 5.50%, 8/31/26 (1)	1,205,000	889
Service Properties Trust, 4.35%, 10/1/24	1,465,000	1,188
Service Properties Trust, 7.50%, 9/15/25	885,000	810
SRS Distribution, 4.625%, 7/1/28 (1)	605,000	529
SRS Distribution, 6.00%, 12/1/29 (1)	450,000	353
SRS Distribution, 6.125%, 7/1/29 (1)	500,000	393
Surgery Center Holdings, 10.00%, 4/15/27 (1)	840,000	816
T-Mobile USA, 3.50%, 4/15/31 (1)	730,000	628
Tallgrass Energy Partners, 6.00%, 12/31/30 (1)	325,000	270
Tallgrass Energy Partners, 6.00%, 9/1/31 (1)	915,000	755
Tallgrass Energy Partners, 7.50%, 10/1/25 (1)	695,000	674
Tenet Healthcare, 6.125%, 10/1/28 (1)	1,870,000	1,599
Tenneco, 7.875%, 1/15/29 (1)	2,110,000	2,039
TI Automotive Finance, 3.75%, 4/15/29 (EUR) (1)	880,000	642
Townsquare Media, 6.875%, 2/1/26 (1)	2,165,000	1,946
Triton Water Holdings, 6.25%, 4/1/29 (1)	775,000	550
United Airlines, 4.625%, 4/15/29 (1)	1,230,000	1,039
United Natural Foods, 6.75%, 10/15/28 (1)	1,440,000	1,341
Univision Communications, 7.375%, 6/30/30 (1)	590,000	577
Venture Global Calcasieu Pass, 3.875%, 8/15/29 (1)	495,000	429
Venture Global Calcasieu Pass, 3.875%, 11/1/33 (1)	1,015,000	830
Venture Global Calcasieu Pass, 4.125%, 8/15/31 (1)	620,000	532
Vistra, VR, 7.00% (1)(2)(3)	420,000	391
Vistra, VR, 8.00% (1)(2)(3)	845,000	812
Vistra Operations, 4.375%, 5/1/29 (1)	1,625,000	1,361
		105,020
Municipal Securities 0.6%		
Puerto Rico Commonwealth, VR, 11/1/43 (8)(9)	3,012,056	1,498
Puerto Rico Commonwealth, Restructured, Series A, GO, Zero Coupon, 7/1/24	17,216	16
Puerto Rico Commonwealth, Restructured, Series A, GO, Zero Coupon, 7/1/33	66,263	37
		1,551
Total United States (Cost $157,116)		**137,207**

SHORT-TERM INVESTMENTS 2.4%

Money Market Funds 2.4%		
T. Rowe Price Government Reserve Fund, 1.33% (10)(11)	6,322,453	6,322
Total Short-Term Investments (Cost $6,322)		**6,322**
Total Investments in Securities		
103.3% of Net Assets (Cost $326,988)		**$ 271,310**

‡ Country classifications are generally based on MSCI categories or another unaffiliated third party data provider; Par/Shares and Notional Amount are denominated in the currency of the country presented unless otherwise noted.

(1) Security was purchased pursuant to Rule 144A under the Securities Act of 1933 and may be resold in transactions exempt from registration only to qualified institutional buyers. Total value of such securities at period-end amounts to $146,105 and represents 55.6% of net assets.

(2) Security is a fix-to-float security, which carries a fixed coupon until a certain date, upon which it switches to a floating rate. Reference rate and spread are provided if the rate is currently floating.

(3) Perpetual security with no stated maturity date.

(4) Bank loan positions may involve multiple underlying tranches. In those instances, the position presented reflects the aggregate of those respective underlying tranches and the rate presented reflects the weighted average rate of the settled positions.

(5) All or a portion of the position represents an unfunded commitment; a liability to fund the commitment has been recognized. The fund's total unfunded commitments at June 30, 2022, were $304 and were valued at $303 (0.1% of net assets).

(6) See Note 2. Level 3 in fair value hierarchy.

(7) Security has the ability to pay in-kind or pay in cash. When applicable, separate rates of such payments are disclosed.

(8) Contingent value instrument that only pays out if a portion of the territory's Sales and Use Tax outperforms the projections in the Oversight Board's Certified Fiscal Plan.

(9) Non-income producing

(10) Seven-day yield

(11) Affiliated Companies

1M TSFR	One month term SOFR (Secured overnight financing rate)
1M USD LIBOR	One month USD LIBOR (London interbank offered rate)
3M EURIBOR	Three month EURIBOR (Euro interbank offered rate)
3M USD LIBOR	Three month USD LIBOR (London interbank offered rate)
6M USD LIBOR	Six month USD LIBOR (London interbank offered rate)
EUR	Euro
FRN	Floating Rate Note

The accompanying notes are an integral part of these financial statements.

June 30, 2022 (Unaudited)

The accompanying notes are an integral part of these financial statements.

Unaudited

The accompanying notes are an integral part of these financial statements.

Unaudited

The accompanying notes are an integral part of these financial statements.

Unaudited

NOTES TO FINANCIAL STATEMENTS

T. Rowe Price International Funds, Inc. (the corporation) is registered under the Investment Company Act of 1940 (the 1940 Act). The Global High Income Bond Fund (the fund) is a diversified, open-end management investment company established by the corporation. The fund seeks high income and, secondarily, capital appreciation. The fund has three classes of shares: the Global High Income Bond Fund (Investor Class), the Global High Income Bond Fund–Advisor Class (Advisor Class) and the Global High Income Bond Fund–I Class (I Class). Advisor Class shares are sold only through various brokers and other financial intermediaries. I Class shares require a $500,000 initial investment minimum, although the minimum generally is waived or reduced for financial intermediaries, eligible retirement plans, and certain other accounts. Prior to November 15, 2021, the initial investment minimum was $1 million and was generally waived for financial intermediaries, eligible retirement plans, and other certain accounts. As a result of the reduction in the I Class minimum, certain assets transferred from the Investor Class to the I Class. This transfer of shares from Investor Class to I Class is reflected in the Statement of Changes in Net Assets within the Capital shares transactions as Shares redeemed and Shares sold, respectively. The Advisor Class operates under a Board-approved Rule 12b-1 plan pursuant to which the class compensates financial intermediaries for distribution, shareholder servicing, and/or certain administrative services; the Investor and I Classes do not pay Rule 12b-1 fees. Each class has exclusive voting rights on matters related solely to that class; separate voting rights on matters that relate to all classes; and, in all other respects, the same rights and obligations as the other classes.

NOTE 1 - SIGNIFICANT ACCOUNTING POLICIES

Basis of Preparation The fund is an investment company and follows accounting and reporting guidance in the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946 (ASC 946). The accompanying financial statements were prepared in accordance with accounting principles generally accepted in the United States of America (GAAP), including, but not limited to, ASC 946. GAAP requires the use of estimates made by management. Management believes that estimates and valuations are appropriate; however, actual results may differ from those estimates, and the valuations reflected in the accompanying financial statements may differ from the value ultimately realized upon sale or maturity.

Investment Transactions, Investment Income, and Distributions Investment transactions are accounted for on the trade date basis. Income and expenses are recorded on the accrual basis. Realized gains and losses are reported on the identified cost basis. Premiums and discounts on debt securities are amortized for financial reporting purposes. Income tax-related interest and penalties, if incurred, are recorded as income tax expense. Dividends received from mutual fund investments are reflected as dividend income; capital gain distributions are reflected as realized gain/loss. Dividend income and capital gain distributions are recorded on the ex-dividend date. Non-cash dividends, if any, are recorded at the fair market value of the asset received. Distributions to shareholders are recorded on the ex-dividend date. Income distributions are declared by each class daily and paid monthly. A capital gain distribution may also be declared and paid by the fund annually.

Currency Translation Assets, including investments, and liabilities denominated in foreign currencies are translated into U.S. dollar values each day at the prevailing exchange rate, using the mean of the bid and asked prices of such currencies against U.S. dollars as provided by an outside pricing service. Purchases and sales of securities, income, and expenses are translated into U.S. dollars at the prevailing exchange rate on the respective date of such transaction. The effect of changes in foreign currency exchange rates on realized and unrealized security gains and losses is not bifurcated from the portion attributable to changes in market prices.

Class Accounting Shareholder servicing, prospectus, and shareholder report expenses incurred by each class are charged directly to the class to which they relate. Expenses common to all classes and investment income are allocated to the classes based upon the relative daily net assets of each class’s settled shares; realized and unrealized gains and losses are allocated based upon the relative daily net assets of each class’s outstanding shares. The Advisor Class pays Rule 12b-1 fees, in an amount not exceeding 0.25% of the class’s average daily net assets.

Capital Transactions Each investor’s interest in the net assets of the fund is represented by fund shares. The fund’s net asset value (NAV) per share is computed at the close of the New York Stock Exchange (NYSE), normally 4 p.m. ET, each day the NYSE is open for business. However, the NAV per share may be calculated at a time other than the normal close of the NYSE if trading on the NYSE is restricted, if the NYSE closes earlier, or as may be permitted by the SEC. Purchases and redemptions of fund shares are transacted at the next-computed NAV per share, after receipt of the transaction order by T. Rowe Price Associates, Inc., or its agents.

New Accounting Guidance In March 2020, the FASB issued Accounting Standards Update (ASU), ASU 2020–04, Reference Rate Reform (Topic 848) – Facilitation of the Effects of Reference Rate Reform on Financial Reporting, which provides optional, temporary relief with respect to the financial reporting of contracts subject to certain types of modifications due to the planned discontinuation of the London Interbank Offered Rate (LIBOR) and other interbank-offered based reference rates as of the end of 2021. In March 2021, the administrator for LIBOR announced the extension of the publication of a majority of the USD LIBOR settings to June 30, 2023. Management expects that the adoption of the guidance will not have a material impact on the fund's financial statements.

Indemnification In the normal course of business, the fund may provide indemnification in connection with its officers and directors, service providers, and/or private company investments. The fund’s maximum exposure under these arrangements is unknown; however, the risk of material loss is currently considered to be remote.

NOTE 2 - VALUATION

Fair Value The fund’s financial instruments are valued at the close of the NYSE and are reported at fair value, which GAAP defines as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. The T. Rowe Price Valuation Committee (the Valuation Committee) is an internal committee that has been delegated certain responsibilities by the fund’s Board of Directors (the Board) to ensure that financial instruments are appropriately priced at fair value in accordance with GAAP and the 1940 Act. Subject to oversight by the Board, the Valuation Committee develops and oversees pricing-related policies and procedures and approves all fair value determinations. Specifically, the Valuation Committee establishes policies and procedures used in valuing financial instruments, including those which cannot be valued in accordance with normal procedures or using pricing vendors; determines pricing techniques, sources, and persons eligible to effect fair value pricing actions; evaluates the services and performance of the pricing vendors; oversees the pricing process to ensure policies and procedures are being followed; and provides guidance on internal controls and valuation-related matters. The Valuation Committee provides periodic reporting to the Board on valuation matters.

Various valuation techniques and inputs are used to determine the fair value of financial instruments. GAAP establishes the following fair value hierarchy that categorizes the inputs used to measure fair value:

Level 1 – quoted prices (unadjusted) in active markets for identical financial instruments that the fund can access at the reporting date

Level 2 – inputs other than Level 1 quoted prices that are observable, either directly or indirectly (including, but not limited to, quoted prices for similar financial instruments in active markets, quoted prices for identical or similar financial instruments in inactive markets, interest rates and yield curves, implied volatilities, and credit spreads)

Level 3 – unobservable inputs (including the fund’s own assumptions in determining fair value)

Observable inputs are developed using market data, such as publicly available information about actual events or transactions, and reflect the assumptions that market participants would use to price the financial instrument. Unobservable inputs are those for which market data are not available and are developed using the best information available about the assumptions that market participants would use to price the financial instrument. GAAP requires valuation techniques to maximize the use of relevant observable inputs and minimize the use of unobservable inputs. When multiple inputs are used to derive fair value, the financial instrument is assigned to the level within the fair value hierarchy based on the lowest-level input that is significant to the fair value of the financial instrument. Input levels are not necessarily an indication of the risk or liquidity associated with financial instruments at that level but rather the degree of judgment used in determining those values.

Valuation Techniques Debt securities generally are traded in the over-the-counter (OTC) market and are valued at prices furnished by independent pricing services or by broker dealers who make markets in such securities. When valuing securities, the independent pricing services consider the yield or price of bonds of comparable quality, coupon, maturity, and type, as well as prices quoted by dealers who make markets in such securities.

Equity securities, including exchange-traded funds, listed or regularly traded on a securities exchange or in the over-the-counter (OTC) market are valued at the last quoted sale price or, for certain markets, the official closing price at the time the valuations are made. OTC Bulletin Board securities are valued at the mean of the closing bid and asked prices. A security that is listed or traded on more than one exchange is valued at the quotation on the exchange determined to be the primary market for such security. Listed securities not traded on a particular day are valued at the mean of the closing bid and asked prices for domestic securities.

Investments in mutual funds are valued at the mutual fund’s closing NAV per share on the day of valuation. Forward currency exchange contracts are valued using the prevailing forward exchange rate. Swaps are valued at prices furnished by an independent pricing service or independent swap dealers. Assets and liabilities other than financial instruments, including short-term receivables and payables, are carried at cost, or estimated realizable value, if less, which approximates fair value.

Investments for which market quotations or market-based valuations are not readily available or deemed unreliable are valued at fair value as determined in good faith by the Valuation Committee, in accordance with fair valuation policies and procedures. The objective of any fair value pricing determination is to arrive at a price that could reasonably be expected from a current sale. Financial instruments fair valued by the Valuation Committee are primarily private placements, restricted securities, warrants, rights, and other securities that are not publicly traded. Factors used in determining fair value vary by type of investment and may include market or investment specific considerations. The Valuation Committee typically will afford greatest weight to actual prices in arm’s length transactions, to the extent they represent orderly transactions between market participants, transaction information can be reliably obtained, and prices are deemed representative of fair value. However, the Valuation Committee may also consider other valuation methods such as market-based valuation multiples; a discount or premium from market value of a similar, freely traded security of the same issuer; discounted cash flows; yield to maturity; or some combination. Fair value determinations are reviewed on a regular basis and updated as information becomes available, including actual purchase and sale transactions of the investment. Because any fair value determination involves a significant amount of judgment, there is a degree of subjectivity inherent in such pricing decisions, and fair value prices determined by the Valuation Committee could differ from those of other market participants.

Valuation Inputs The following table summarizes the fund’s financial instruments, based on the inputs used to determine their fair values on June 30, 2022 (for further detail by category, please refer to the accompanying Portfolio of Investments):

NOTE 3 - DERIVATIVE INSTRUMENTS

During the six months ended June 30, 2022, the fund invested in derivative instruments. As defined by GAAP, a derivative is a financial instrument whose value is derived from an underlying security price, foreign exchange rate, interest rate, index of prices or rates, or other variable; it requires little or no initial investment and permits or requires net settlement. The fund invests in derivatives only if the expected risks and rewards are consistent with its investment objectives, policies, and overall risk profile, as described in its prospectus and Statement of Additional Information. The fund may use derivatives for a variety of purposes and may use them to establish both long and short positions within the fund’s portfolio. Potential uses include to hedge against declines in principal value, increase yield, invest in an asset with greater efficiency and at a lower cost than is possible through direct investment, to enhance return, or to adjust portfolio duration and credit exposure. The risks associated with the use of derivatives are different from, and potentially much greater than, the risks associated with investing directly in the instruments on which the derivatives are based. The fund at all times maintains sufficient cash reserves, liquid assets, or other SEC-permitted asset types to cover its settlement obligations under open derivative contracts.

The fund values its derivatives at fair value and recognizes changes in fair value currently in its results of operations. Accordingly, the fund does not follow hedge accounting, even for derivatives employed as economic hedges. Generally, the fund accounts for its derivatives on a gross basis. It does not offset the fair value of derivative liabilities against the fair value of derivative assets on its financial statements, nor does it offset the fair value of derivative instruments against the right to reclaim or obligation to return collateral. The following table summarizes the fair value of the fund’s derivative instruments held as of June 30, 2022, and the related location on the accompanying Statement of Assets and Liabilities, presented by primary underlying risk exposure:

Additionally, the amount of gains and losses on derivative instruments recognized in fund earnings during the six months ended June 30, 2022, and the related location on the accompanying Statement of Operations is summarized in the following table by primary underlying risk exposure:

Counterparty Risk and Collateral The fund invests in derivatives in various markets, which expose it to differing levels of counterparty risk. Counterparty risk on exchange-traded and centrally cleared derivative contracts, such as futures, exchange-traded options, and centrally cleared swaps, is minimal because the clearinghouse provides protection against counterparty defaults. For futures and centrally cleared swaps, the fund is required to deposit collateral in an amount specified by the clearinghouse and the clearing firm (margin requirement), and the margin requirement must be maintained over the life of the contract. Each clearinghouse and clearing firm, in its sole discretion, may adjust the margin requirements applicable to the fund.

Derivatives, such as bilateral swaps, forward currency exchange contracts, and OTC options, that are transacted and settle directly with a counterparty (bilateral derivatives) may expose the fund to greater counterparty risk. To mitigate this risk, the fund has entered into master netting arrangements (MNAs) with certain counterparties that permit net settlement under specified conditions and, for certain counterparties, also require the exchange of collateral to cover mark-to-market exposure. MNAs may be in the form of International Swaps and Derivatives Association master agreements (ISDAs) or foreign exchange letter agreements (FX letters).

MNAs provide the ability to offset amounts the fund owes a counterparty against amounts the counterparty owes the fund (net settlement). Both ISDAs and FX letters generally allow termination of transactions and net settlement upon the occurrence of contractually specified events, such as failure to pay or bankruptcy. In addition, ISDAs specify other events, the occurrence of which would allow one of the parties to terminate. For example, a downgrade in credit rating of a counterparty below a specified rating would allow the fund to terminate, while a decline in the fund’s net assets of more than a specified percentage would allow the counterparty to terminate. Upon termination, all transactions with that counterparty would be liquidated and a net termination amount settled. ISDAs typically include collateral agreements whereas FX letters do not. Collateral requirements are determined daily based on the net aggregate unrealized gain or loss on all bilateral derivatives with a counterparty, subject to minimum transfer amounts that typically range from $100,000 to $250,000. Any additional collateral required due to changes in security values is typically transferred the next business day.

Collateral may be in the form of cash or debt securities issued by the U.S. government or related agencies, although other securities may be used depending on the terms outlined in the applicable MNA. Cash posted by the fund is reflected as cash deposits in the accompanying financial statements and generally is restricted from withdrawal by the fund; securities posted by the fund are so noted in the accompanying Portfolio of Investments; both remain in the fund’s assets. Collateral pledged by counterparties is not included in the fund’s assets because the fund does not obtain effective control over those assets. For bilateral derivatives, collateral posted or received by the fund is held in a segregated account at the fund’s custodian. While typically not sold in the same manner as equity or fixed income securities, exchange-traded or centrally cleared derivatives may be closed out only on the exchange or clearinghouse where the contracts were cleared, and OTC and bilateral derivatives may be unwound with counterparties or transactions assigned to other counterparties to allow the fund to exit the transaction. This ability is subject to the liquidity of underlying positions. As of June 30, 2022, no collateral had been pledged or posted by the fund to counterparties for bilateral derivatives. As of June 30, 2022, collateral pledged by counterparties to the fund for bilateral derivatives consisted of securities valued at $1,983,000. As of June 30, 2022, cash of $370,000 had been posted by the fund for exchange-traded and/or centrally cleared derivatives.

Forward Currency Exchange Contracts The fund is subject to foreign currency exchange rate risk in the normal course of pursuing its investment objectives. It uses forward currency exchange contracts (forwards) primarily to protect its non-U.S. dollar-denominated securities from adverse currency movements. A forward involves an obligation to purchase or sell a fixed amount of a specific currency on a future date at a price set at the time of the contract. Although certain forwards may be settled by exchanging only the net gain or loss on the contract, most forwards are settled with the exchange of the underlying currencies in accordance with the specified terms. Forwards are valued at the unrealized gain or loss on the contract, which reflects the net amount the fund either is entitled to receive or obligated to deliver, as measured by the difference between the forward exchange rates at the date of entry into the contract and the forward rates at the reporting date. Appreciated forwards are reflected as assets and depreciated forwards are reflected as liabilities on the accompanying Statement of Assets and Liabilities. Risks related to the use of forwards include the possible failure of counterparties to meet the terms of the agreements; that anticipated currency movements will not occur, thereby reducing the fund’s total return; and the potential for losses in excess of the fund’s initial investment. During the six months ended June 30, 2022, the volume of the fund’s activity in forwards, based on underlying notional amounts, was generally between 23% and 26% of net assets.

Swaps The fund is subject to credit risk in the normal course of pursuing its investment objectives and uses swap contracts to help manage such risk. The fund may use swaps in an effort to manage both long and short exposure to changes in interest rates, inflation rates, and credit quality; to adjust overall exposure to certain markets; to enhance total return or protect the value of portfolio securities; to serve as a cash management tool; or to adjust portfolio duration and credit exposure. Swap agreements can be settled either directly with the counterparty (bilateral swap) or through a central clearinghouse (centrally cleared swap). Fluctuations in the fair value of a contract are reflected in unrealized gain or loss and are reclassified to realized gain or loss upon contract termination or cash settlement. Net periodic receipts or payments required by a contract increase or decrease, respectively, the value of the contract until the contractual payment date, at which time such amounts are reclassified from unrealized to realized gain or loss. For bilateral swaps, cash payments are made or received by the fund on a periodic basis in accordance with contract terms; unrealized gain on contracts and premiums paid are reflected as assets and unrealized loss on contracts and premiums received are reflected as liabilities on the accompanying Statement of Assets and Liabilities. For bilateral swaps, premiums paid or received are amortized over the life of the swap and are recognized as realized gain or loss in the Statement of Operations. For centrally cleared swaps, payments are made or received by the fund each day to settle the daily fluctuation in the value of the contract (variation margin). Accordingly, the value of a centrally cleared swap included in net assets is the unsettled variation margin; net variation margin receivable is reflected as an asset and net variation margin payable is reflected as a liability on the accompanying Statement of Assets and Liabilities.

Credit default swaps are agreements where one party (the protection buyer) agrees to make periodic payments to another party (the protection seller) in exchange for protection against specified credit events, such as certain defaults and bankruptcies related to an underlying credit instrument, or issuer or index of such instruments. Upon occurrence of a specified credit event, the protection seller is required to pay the buyer the difference between the notional amount of the swap and the value of the underlying credit, either in the form of a net cash settlement or by paying the gross notional amount and accepting delivery of the relevant underlying credit. For credit default swaps where the underlying credit is an index, a specified credit event may affect all or individual underlying securities included in the index and will be settled based upon the relative weighting of the affected underlying security(ies) within the index. Generally, the payment risk for the seller of protection is inversely related to the current market price or credit rating of the underlying credit or the market value of the contract relative to the notional amount, which are indicators of the markets’ valuation of credit quality. As of June 30, 2022, the notional amount of protection sold by the fund totaled $3,132,000 (1.2% of net assets), which reflects the maximum potential amount the fund could be required to pay under such contracts. Risks related to the use of credit default swaps include the possible inability of the fund to accurately assess the current and future creditworthiness of underlying issuers, the possible failure of a counterparty to perform in accordance with the terms of the swap agreements, potential government regulation that could adversely affect the fund’s swap investments, and potential losses in excess of the fund’s initial investment.

During the six months ended June 30, 2022, the volume of the fund’s activity in swaps, based on underlying notional amounts, was generally between 0% and 2% of net assets.

NOTE 4 - OTHER INVESTMENT TRANSACTIONS

Consistent with its investment objective, the fund engages in the following practices to manage exposure to certain risks and/or to enhance performance. The investment objective, policies, program, and risk factors of the fund are described more fully in the fund’s prospectus and Statement of Additional Information.

Emerging and Frontier Markets The fund invests, either directly or through investments in other T. Rowe Price funds, in securities of companies located in, issued by governments of, or denominated in or linked to the currencies of emerging and frontier market countries. Emerging markets, and to a greater extent frontier markets, generally have economic structures that are less diverse and mature, and political systems that are less stable, than developed countries. These markets may be subject to greater political, economic, and social uncertainty and differing regulatory environments that may potentially impact the fund’s ability to buy or sell certain securities or repatriate proceeds to U.S. dollars. Such securities are often subject to greater price volatility, less liquidity, and higher rates of inflation than U.S. securities. Investing in frontier markets is significantly riskier than investing in other countries, including emerging markets.

Noninvestment-Grade Debt The fund invests, either directly or through its investment in other T. Rowe Price funds, in noninvestment-grade debt, including “high yield” or “junk” bonds or leveraged loans. Noninvestment-grade debt issuers are more likely to suffer an adverse change in financial condition that would result in the inability to meet a financial obligation. The noninvestment-grade debt market may experience sudden and sharp price swings due to a variety of factors that may decrease the ability of issuers to make principal and interest payments and adversely affect the liquidity or value, or both, of such securities. Accordingly, securities issued by such companies carry a higher risk of default and should be considered speculative.

Restricted Securities The fund invests in securities that are subject to legal or contractual restrictions on resale. Prompt sale of such securities at an acceptable price may be difficult and may involve substantial delays and additional costs.

Bank Loans The fund invests in bank loans, which represent an interest in amounts owed by a borrower to a syndicate of lenders. Bank loans are generally noninvestment grade and often involve borrowers whose financial condition is highly leveraged. Bank loans may be in the form of either assignments or participations. A loan assignment transfers all legal, beneficial, and economic rights to the buyer, and transfer typically requires consent of both the borrower and agent. In contrast, a loan participation generally entitles the buyer to receive the cash flows from principal, interest, and any fee payments on a portion of a loan; however, the seller continues to hold legal title to that portion of the loan. As a result, the buyer of a loan participation generally has no direct recourse against the borrower and is exposed to credit risk of both the borrower and seller of the participation. Bank loans often have extended settlement periods, generally may be repaid at any time at the option of the borrower, and may require additional principal to be funded at the borrowers’ discretion at a later date (e.g. unfunded commitments and revolving debt instruments). Until settlement, the fund maintains liquid assets sufficient to settle its unfunded loan commitments. The fund reflects both the funded portion of a bank loan as well as its unfunded commitment in the Portfolio of Investments. However, if a credit agreement provides no initial funding of a tranche, and funding of the full commitment at a future date(s) is at the borrower’s discretion and considered uncertain, a loan is reflected in the Portfolio of Investments only if, and only to the extent that, the fund has actually settled a funding commitment.

LIBOR Transition The fund may invest in instruments that are tied to reference rates, including LIBOR. Over the course of the last several years, global regulators have indicated an intent to phase out the use of LIBOR and similar interbank offered rates (IBOR). While publication for most LIBOR currencies and lesser-used USD LIBOR settings ceased immediately after December 31, 2021, remaining USD LIBOR settings will continue to be published until June 30, 2023. There remains uncertainty regarding the future utilization of LIBOR and the nature of any replacement rate. Any potential effects of the transition away from LIBOR on the fund, or on certain instruments in which the fund invests, cannot yet be determined. The transition process may result in, among other things, an increase in volatility or illiquidity of markets for instruments that currently rely on LIBOR, a reduction in the value of certain instruments held by the fund, or a reduction in the effectiveness of related fund transactions such as hedges. Any such effects could have an adverse impact on the fund's performance.

Other Purchases and sales of portfolio securities other than short-term securities aggregated $115,618,000 and $64,784,000, respectively, for the six months ended June 30, 2022.

NOTE 5 - FEDERAL INCOME TAXES

No provision for federal income taxes is required since the fund intends to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code and distribute to shareholders all of its taxable income and gains. Distributions determined in accordance with federal income tax regulations may differ in amount or character from net investment income and realized gains for financial reporting purposes. Financial reporting records are adjusted for permanent book/tax differences to reflect tax character but are not adjusted for temporary differences. The amount and character of tax-basis distributions and composition of net assets are finalized at fiscal year-end; accordingly, tax-basis balances have not been determined as of the date of this report.

The fund intends to retain realized gains to the extent of available capital loss carryforwards. Net realized capital losses may be carried forward indefinitely to offset future realized capital gains. As of December 31, 2021, the fund had $5,428,000 of available capital loss carryforwards.

At June 30, 2022, the cost of investments for federal income tax purposes was $327,038,000. Net unrealized loss aggregated $55,575,000 at period-end, of which $609,000 related to appreciated investments and $56,184,000 related to depreciated investments.

NOTE 6 - RELATED PARTY TRANSACTIONS

The fund is managed by T. Rowe Price Associates, Inc. (Price Associates), a wholly owned subsidiary of T. Rowe Price Group, Inc. (Price Group). Price Associates has entered into a sub-advisory agreement(s) with one or more of its wholly owned subsidiaries, to provide investment advisory services to the fund. The investment management agreement between the fund and Price Associates provides for an annual investment management fee, which is computed daily and paid monthly. The fee consists of an individual fund fee and a group fee. The individual fund fee is equal to 0.27% of the fund’s average daily net assets. The group fee rate is calculated based on the combined net assets of certain mutual funds sponsored by Price Associates (the group) applied to a graduated fee schedule, with rates ranging from 0.48% for the first $1 billion of assets to 0.260% for assets in excess of $845 billion. The fund’s group fee is determined by applying the group fee rate to the fund’s average daily net assets. The fee is computed daily and paid monthly. At June 30, 2022, the effective annual group fee rate was 0.29%.

The Investor Class and Advisor Class are each subject to a contractual expense limitation through the expense limitation dates indicated in the table below. During the limitation period, Price Associates is required to waive its management fee or pay any expenses (excluding interest; expenses related to borrowings, taxes, and brokerage; and other non-recurring expenses permitted by the investment management agreement) that would otherwise cause the class’s ratio of annualized total expenses to average net assets (net expense ratio) to exceed its expense limitation. Each class is required to repay Price Associates for expenses previously waived/paid to the extent the class’s net assets grow or expenses decline sufficiently to allow repayment without causing the class’s net expense ratio (after the repayment is taken into account) to exceed the lesser of: (1) the expense limitation in place at the time such amounts were waived; or (2) the class’s current expense limitation. However, no repayment will be made more than three years after the date of a payment or waiver.

The I Class is also subject to an operating expense limitation (I Class Limit) pursuant to which Price Associates is contractually required to pay all operating expenses of the I Class, excluding management fees; interest; expenses related to borrowings, taxes, and brokerage; and other non-recurring expenses permitted by the investment management agreement, to the extent such operating expenses, on an annualized basis, exceed the I Class Limit. This agreement will continue through the expense limitation date indicated in the table below, and may be renewed, revised, or revoked only with approval of the fund’s Board. The I Class is required to repay Price Associates for expenses previously paid to the extent the class’s net assets grow or expenses decline sufficiently to allow repayment without causing the class’s operating expenses (after the repayment is taken into account) to exceed the lesser of: (1) the I Class Limit in place at the time such amounts were paid; or (2) the current I Class Limit. However, no repayment will be made more than three years after the date of a payment or waiver.

Pursuant to these agreements, expenses were waived/paid by and/or repaid to Price Associates during the six months ended June 30, 2022 as indicated in the table below. Including these amounts, expenses previously waived/paid by Price Associates in the amount of $720,000 remain subject to repayment by the fund at June 30, 2022. Any repayment of expenses previously waived/paid by Price Associates during the period would be included in the net investment income and expense ratios presented on the accompanying Financial Highlights.

In addition, the fund has entered into service agreements with Price Associates and two wholly owned subsidiaries of Price Associates, each an affiliate of the fund (collectively, Price). Price Associates provides certain accounting and administrative services to the fund. T. Rowe Price Services, Inc. provides shareholder and administrative services in its capacity as the fund’s transfer and dividend-disbursing agent. T. Rowe Price Retirement Plan Services, Inc. provides subaccounting and recordkeeping services for certain retirement accounts invested in the Investor Class and Advisor Class. For the six months ended June 30, 2022, expenses incurred pursuant to these service agreements were $53,000 for Price Associates; $74,000 for T. Rowe Price Services, Inc.; and less than $1,000 for T. Rowe Price Retirement Plan Services, Inc. All amounts due to and due from Price, exclusive of investment management fees payable, are presented net on the accompanying Statement of Assets and Liabilities.

The fund may invest its cash reserves in certain open-end management investment companies managed by Price Associates and considered affiliates of the fund: the T. Rowe Price Government Reserve Fund or the T. Rowe Price Treasury Reserve Fund, organized as money market funds, or the T. Rowe Price Short-Term Fund, a short-term bond fund (collectively, the Price Reserve Funds). The Price Reserve Funds are offered as short-term investment options to mutual funds, trusts, and other accounts managed by Price Associates or its affiliates and are not available for direct purchase by members of the public. Cash collateral from securities lending, if any, is invested in the T. Rowe Price Government Reserve Fund; prior to December 13, 2021, the cash collateral from securities lending was invested in the T. Rowe Price Short-Term Fund. The Price Reserve Funds pay no investment management fees.

The fund may participate in securities purchase and sale transactions with other funds or accounts advised by Price Associates (cross trades), in accordance with procedures adopted by the fund’s Board and Securities and Exchange Commission rules, which require, among other things, that such purchase and sale cross trades be effected at the independent current market price of the security. During the six months ended June 30, 2022, the fund had no purchases or sales cross trades with other funds or accounts advised by Price Associates.

NOTE 7 - OTHER MATTERS

Unpredictable events such as environmental or natural disasters, war, terrorism, pandemics, outbreaks of infectious diseases, and similar public health threats may significantly affect the economy and the markets and issuers in which a fund invests. Certain events may cause instability across global markets, including reduced liquidity and disruptions in trading markets, while some events may affect certain geographic regions, countries, sectors, and industries more significantly than others, and exacerbate other pre-existing political, social, and economic risks. Since 2020, a novel strain of coronavirus (COVID-19) has resulted in disruptions to global business activity and caused significant volatility and declines in global financial markets. In February 2022, Russian forces entered Ukraine and commenced an armed conflict leading to economic sanctions being imposed on Russia and certain of its citizens, creating impacts on Russian-related stocks and debt and greater volatility in global markets. These are recent examples of global events which may have an impact on the fund’s performance, which could be negatively impacted if the value of a portfolio holding were harmed by these and such other events. Management is actively monitoring the risks and financial impacts arising from these events.

INFORMATION ON PROXY VOTING POLICIES, PROCEDURES, AND RECORDS

A description of the policies and procedures used by T. Rowe Price funds to determine how to vote proxies relating to portfolio securities is available in each fund’s Statement of Additional Information. You may request this document by calling 1-800-225-5132 or by accessing the SEC’s website, sec.gov.

The description of our proxy voting policies and procedures is also available on our corporate website. To access it, please visit the following Web page:

https://www.troweprice.com/corporate/us/en/utility/policies.html

Scroll down to the section near the bottom of the page that says, “Proxy Voting Guidelines.” Click on the links in the shaded box.

Each fund’s most recent annual proxy voting record is available on our website and through the SEC’s website. To access it through T. Rowe Price, visit the website location shown above, and scroll down to the section near the bottom of the page that says, “Proxy Voting Records.” Click on the Proxy Voting Records link in the shaded box.

HOW TO OBTAIN QUARTERLY PORTFOLIO HOLDINGS

The fund files a complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The fund’s reports on Form N-PORT are available electronically on the SEC’s website (sec.gov). In addition, most T. Rowe Price funds disclose their first and third fiscal quarter-end holdings on troweprice.com.

APPROVAL OF INVESTMENT MANAGEMENT AGREEMENT AND SUBADVISORY AGREEMENTS

Approval of New Subadvisory Agreement
At a meeting held on February 2, 2022 (February 2022 Meeting), the fund’s Board of Directors (Board) considered the initial approval of a new investment subadvisory agreement (TRPHK Subadvisory Contract) that the fund’s investment adviser, T. Rowe Price Associates, Inc. (Price Associates), entered into with T. Rowe Price Hong Kong Limited (Price Hong Kong) on behalf of the fund. The TRPHK Subadvisory Contract authorizes Price Hong Kong to have investment discretion with respect to all or a portion of the fund’s portfolio. The Board noted that the TRPHK Subadvisory Contract will be substantially similar to other subadvisory agreements that are in place for other T. Rowe Price funds that delegate investment management responsibilities to affiliated investment advisers and that Price Associates will retain oversight responsibilities with respect to the fund. The Board also noted that the new subadvisory arrangement will not change the total advisory fees paid by the fund. However, under the TRPHK Subadvisory Contract, Price Associates may pay Price Hong Kong up to 60% of the advisory fees that Price Associates receives from the fund.

At the February 2022 Meeting, the Board reviewed materials relevant to its consideration of the proposed TRPHK Subadvisory Contract. Each year, the Board considers the continuation of the investment management agreement (Advisory Contract) between the fund and Price Associates. At the time of the February 2022 Meeting, the fund’s Advisory Contract had most recently been approved by the Board at a meeting held on March 8–9, 2021 (March 2021 Meeting). The factors considered by the Board at the February 2022 Meeting in connection with approval of the proposed TRPHK Subadvisory Contract were substantially similar to the factors considered at the March 2021 Meeting in connection with the approval to continue the Advisory Contract. A discussion of the basis for the Board’s approval of the Advisory Contract at the March 2021 Meeting had been included in the fund’s semiannual shareholder report for the period ended June 30, 2021.

Following discussion at the February 2022 Meeting, the Board, including all of the fund’s independent directors, approved the TRPHK Subadvisory Contract between Price Associates and Price Hong Kong on behalf of the fund. No single factor was considered in isolation or to be determinative to the decision. Rather, the Board concluded, in light of a weighting and balancing of all factors considered, that it was in the best interests of the fund and its shareholders for the Board to approve the TRPHK Subadvisory Contract effective February 3, 2022, with the initial term extending through April 30, 2024. The independent directors were assisted in their evaluation of the TRPHK Subadvisory Contract by independent legal counsel from whom they received separate legal advice and with whom they met separately.

Continuation of Investment Management Agreement and Subadvisory Agreement
At a meeting held on March 7–8, 2022 (March 2022 Meeting), the fund’s Board considered the continuation of the Advisory Contract between the fund and Price Associates, as well as an investment subadvisory agreement (TRPIL Subadvisory Contract) that Price Associates has entered into with T. Rowe Price International Ltd (Price International) on behalf of the fund. At the March 2022 Meeting, the Board did not consider the continuation of the TRPHK Subadvisory Contract in place on behalf of the fund since that agreement was recently approved at the February 2022 Meeting and does not expire until April 30, 2024. At the March 2022 Meeting, the Board, including all of the fund’s independent directors, approved the continuation of the fund’s Advisory Contract and TRPIL Subadvisory Contract. The Board considered the factors and reached the conclusions described below relating to the selection of Price Associates and Price International and the approval of the Advisory Contract and TRPIL Subadvisory Contract. The independent directors were assisted in their evaluation of the Advisory Contract and TRPIL Subadvisory Contract by independent legal counsel from whom they received separate legal advice and with whom they met separately.

In providing information to the Board, Price Associates was guided by a detailed set of requests for information submitted by independent legal counsel on behalf of the independent directors. In considering and approving the Advisory Contract and TRPIL Subadvisory Contract, the Board considered the information it believed was relevant, including, but not limited to, the information discussed below. The Board considered not only the specific information presented in connection with the March 2022 Meeting but also the knowledge gained over time through interaction with Price Associates and Price International about various topics. The Board meets regularly and, at each of its meetings, covers an extensive agenda of topics and materials and considers factors that are relevant to its annual consideration of the renewal of the T. Rowe Price funds’ advisory contracts, including performance and the services and support provided to the funds and their shareholders.

Services Provided by Price Associates and Price International
The Board considered the nature, quality, and extent of the services provided to the fund by Price Associates and Price International. These services included, but were not limited to, directing the fund’s investments in accordance with its investment program and the overall management of the fund’s portfolio, as well as a variety of related activities such as financial, investment operations, and administrative services; compliance; maintaining the fund’s records and registrations; and shareholder communications. The Board also reviewed the background and experience of Price Associates’ and Price International’s senior management teams and investment personnel involved in the management of the fund, as well as Price Associates’ compliance record. The Board concluded that it was satisfied with the nature, quality, and extent of the services provided by Price Associates and Price International.

Investment Performance of the Fund
The Board took into account discussions with Price Associates and reports that it receives throughout the year relating to fund performance. In connection with the March 2022 Meeting, the Board reviewed the fund’s total returns for various periods through December 31, 2021, and compared these returns with the performance of a peer group of funds with similar investment programs and a wide variety of other previously agreed-upon comparable performance measures and market data, including relative performance information as of September 30, 2021, supplied by Broadridge, which is an independent provider of mutual fund data.

On the basis of this evaluation and the Board’s ongoing review of investment results, and factoring in the relative market conditions during certain of the performance periods, the Board concluded that the fund’s performance was satisfactory.

Costs, Benefits, Profits, and Economies of Scale
The Board reviewed detailed information regarding the revenues received by Price Associates under the Advisory Contract and other direct and indirect benefits that Price Associates (and its affiliates) may have realized from its relationship with the fund. In considering soft-dollar arrangements pursuant to which research may be received from broker-dealers that execute the fund’s portfolio transactions, the Board noted that Price Associates bears the cost of research services for all client accounts that it advises, including the T. Rowe Price funds. The Board received information on the estimated costs incurred and profits realized by Price Associates from managing the T. Rowe Price funds. The Board also reviewed estimates of the profits realized from managing the fund in particular, and the Board concluded that Price Associates’ profits were reasonable in light of the services provided to the fund.

The Board also considered whether the fund benefits under the fee levels set forth in the Advisory Contract or otherwise from any economies of scale realized by Price Associates. Under the Advisory Contract, the fund pays a fee to Price Associates for investment management services composed of two components—a group fee rate based on the combined average net assets of most of the T. Rowe Price funds (including the fund) that declines at certain asset levels and an individual fund fee rate based on the fund’s average daily net assets—and the fund pays its own expenses of operations. At a prior meeting, the Board approved lowering the fund’s individual fund fee rate from 0.30% to 0.27% effective October 1, 2021. Under the TRPIL Subadvisory Contract, Price Associates may pay Price International up to 60% of the advisory fees that Price Associates receives from the fund. The Board concluded that the advisory fee structure for the fund continued to provide for a reasonable sharing of benefits from any economies of scale with the fund’s investors.

Fees and Expenses
The Board was provided with information regarding industry trends in management fees and expenses. Among other things, the Board reviewed data for peer groups that were compiled by Broadridge, which compared: (i) contractual management fees, actual management fees, nonmanagement expenses, and total expenses of the Investor Class of the fund with a group of competitor funds selected by Broadridge (Investor Class Expense Group); (ii) actual management fees and total expenses of the Advisor Class of the fund with a group of competitor funds selected by Broadridge (Advisor Class Expense Group); and (iii) actual management fees, nonmanagement expenses, and total expenses of the Investor Class of the fund with a broader set of funds within the Lipper investment classification (Expense Universe). The Board considered the fund’s contractual management fee rate, actual management fee rate (which reflects the management fees actually received from the fund by the Adviser after any applicable waivers, reductions, or reimbursements), operating expenses, and total expenses (which reflect the net total expense ratio of the fund after any waivers, reductions, or reimbursements) in comparison with the information for the Broadridge peer groups. Broadridge generally constructed the peer groups by seeking the most comparable funds based on similar investment classifications and objectives, expense structure, asset size, and operating components and attributes and ranked funds into quintiles, with the first quintile representing the funds with the lowest relative expenses and the fifth quintile representing the funds with the highest relative expenses. The information provided to the Board indicated that the fund’s contractual management fee ranked in the first quintile (Investor Class Expense Group), the fund’s actual management fee rate ranked in the first quintile (Investor Class Expense Group, Advisor Class Expense Group, and Expense Universe), and the fund’s total expenses ranked in the second quintile (Investor Class Expense Group), first quintile (Advisor Class Expense Group), and third quintile (Expense Universe).

The Board also reviewed the fee schedules for other investment portfolios with similar mandates that are advised or subadvised by Price Associates and its affiliates, including separately managed accounts for institutional and individual investors; subadvised funds; and other sponsored investment portfolios, including collective investment trusts and pooled vehicles organized and offered to investors outside the United States. Management provided the Board with information about Price Associates’ responsibilities and services provided to subadvisory and other institutional account clients, including information about how the requirements and economics of the institutional business are fundamentally different from those of the proprietary mutual fund business. The Board considered information showing that Price Associates’ mutual fund business is generally more complex from a business and compliance perspective than its institutional account business and considered various relevant factors, such as the broader scope of operations and oversight, more extensive shareholder communication infrastructure, greater asset flows, heightened business risks, and differences in applicable laws and regulations associated with Price Associates’ proprietary mutual fund business. In assessing the reasonableness of the fund’s management fee rate, the Board considered the differences in the nature of the services required for Price Associates to manage its mutual fund business versus managing a discrete pool of assets as a subadviser to another institution’s mutual fund or for an institutional account and that Price Associates generally performs significant additional services and assumes greater risk in managing the fund and other T. Rowe Price funds than it does for institutional account clients, including subadvised funds.

On the basis of the information provided and the factors considered, the Board concluded that the fees paid by the fund under the Advisory Contract are reasonable.

Approval of the Advisory Contract and TRPIL Subadvisory Contract
As noted, the Board approved the continuation of the Advisory Contract and TRPIL Subadvisory Contract. No single factor was considered in isolation or to be determinative to the decision. Rather, the Board concluded, in light of a weighting and balancing of all factors considered, that it was in the best interests of the fund and its shareholders for the Board to approve the continuation of the Advisory Contract and TRPIL Subadvisory Contract (including the fees to be charged for services thereunder).

Item 1. (b) Notice pursuant to Rule 30e-3.

Not applicable.

Item 2. Code of Ethics.

A code of ethics, as defined in Item 2 of Form N-CSR, applicable to its principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions is filed as an exhibit to the registrant’s annual Form N-CSR. No substantive amendments were approved or waivers were granted to this code of ethics during the registrant’s most recent fiscal half-year.

Item 3. Audit Committee Financial Expert.

Disclosure required in registrant’s annual Form N-CSR.

Item 4. Principal Accountant Fees and Services.

Disclosure required in registrant’s annual Form N-CSR.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Investments.

(a) Not applicable. The complete schedule of investments is included in Item 1 of this Form N-CSR.

(b) Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

There has been no change to the procedures by which shareholders may recommend nominees to the registrant’s board of directors.

Item 11. Controls and Procedures.

(a) The registrant’s principal executive officer and principal financial officer have evaluated the registrant’s disclosure controls and procedures within 90 days of this filing and have concluded that the registrant’s disclosure controls and procedures were effective, as of that date, in ensuring that information required to be disclosed by the registrant in this Form N-CSR was recorded, processed, summarized, and reported timely.

(b) The registrant’s principal executive officer and principal financial officer are aware of no change in the registrant’s internal control over financial reporting that occurred during the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable.

Item 13. Exhibits.

(a)(1) The registrant’s code of ethics pursuant to Item 2 of Form N-CSR is filed with the registrant’s annual Form N-CSR.

(2) Separate certifications by the registrant's principal executive officer and principal financial officer, pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 and required by Rule 30a-2(a) under the Investment Company Act of 1940, are attached.

(3) Written solicitation to repurchase securities issued by closed-end companies: not applicable.

(b) A certification by the registrant's principal executive officer and principal financial officer, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 and required by Rule 30a-2(b) under the Investment Company Act of 1940, is attached.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

T. Rowe Price International Funds, Inc.

		By	/s/ David Oestreicher
David Oestreicher
Principal Executive Officer

Date	August 17, 2022

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

		By	/s/ David Oestreicher
David Oestreicher
Principal Executive Officer

Date	August 17, 2022

		By	/s/ Alan S. Dupski
Alan S. Dupski
Principal Financial Officer

Date	August 17, 2022